UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 7, 2008
CELEBRATE EXPRESS, INC.
(Exact name of Registrant as specified in its charter)

Washington	000-50973	91-1644428
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
11232 — 120th Avenue NE
Kirkland, Washington 98033
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (425) 250-1064

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On August 7, 2008, Celebrate Express, Inc. (the “Company”) announced that a special meeting of its shareholders to consider a proposal to adopt the merger agreement (originally announced on June 26, 2008) between it and Liberty Media Corporation has been scheduled for Thursday, August 28, 2008, at 11:00am, Pacific Time. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated in this report by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit	Description

99.1	Press Release, dated August 7, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2008		CELEBRATE EXPRESS, INC.
	By:	/s/ Kristopher S. Galvin
Kristopher S. Galvin
Chief Financial Officer